OTHER PAYABLES AND ACCRUALS (Details) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
OTHER PAYABLES AND ACCRUALS
Professional service fees		3,792	1,920
Office expenses		6,567	6,632
Receipts from customers		191,829	84,248
Revenue from newspaper sales collected on behalf of newspaper contractors			178
Payables to employees related to net proceeds from share options exercised		9,416	9,466
Others		1,374	1,121
Total	$ 35,182	212,978	103,565